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                                                                    EXHIBIT 10.4


                     SCHEDULE TO INDEMNIFICATION AGREEMENT

      The following is a list of the current directors and executive officers of Antigenics who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-91747):

Garo H. Armen, Ph.D.
Pramod K. Srivastava, Ph.D.
Peter Thornton
Russell H. Herndon
Renu Gupta
Roman Chicz
Noubar Afeyan, Ph.D.
Frank V, AtLee III
Gamil G. de Chadarevian
Tom Dechaene
Margaret Eisen
Wadih Jordan
Mark Kessel
Alastair Wood